EXHIBIT 10.16

Lloyds TSB Corporate
Lloyds TSB Bank plc
3rd Floor
25 Gresham Street
[GRAPHIC APPEARS HERE]	London
	EC2V 7HN	Telephone: 020 7661 4928
	Address 4 & Post Code	Facsimile: 020 7661 4852
Reference: AFLBASE280602LSC/PFT

Private & Confidential	1st March 2004

The Directors

Trikon Technologies Limited

Ringland Way

Newport

Gwent

NP6 2TA

Dear Sirs,

AMENDMENT LETTER

We refer to a letter dated 17th July 2003 (the “Facility Letter”) and to the security documents required to be effected thereby from time to time. Pursuant to the foregoing we agreed to make available to you a revolving loan facility amounting in aggregate to £5,000,000.

We hereby confirm that with effect from the date of this letter the Facility Letter shall be amended to the extent that the reference to “US$45,000,000” in Clause 7.2 shall now read “US$40,000,000”.

All other terms and conditions expressed in the Facility Letter remain unaltered and from the date of this letter the Facility Letter and this letter shall now be construed as one agreement.

Yours faithfully,

For and on behalf of Lloyds TSB Bank plc

/s/    KEITH MCLAGAN

Keith Mclagan

Senior Relationship Manager

Lloyds TSB Corporate